LOAN MODIFICATION
BANK OF AMERICA                                                     AGREEMENT
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         This First Loan Modification Agreement ("First Modification") modifies the Credit Agreement dated October 25, 2002 ("Agreement"), and the "Revolving Note," as defined therein, regarding a revolving line of credit in the maximum principal amount of $50,000,000 (the "Line of Credit"), executed by Matson Navigation Company ("Borrower") in favor of Bank of America, N.A. ("Bank"). Terms used in this First Modification and defined in the Agreement shall have the meaning given to such terms in the Agreement. For mutual consideration, the Borrower and the Bank agree to amend the Agreement end of the Revolving Note as follows:

         1. Termination Date. Section 1.24 of the Agreement is amended to extend
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the Termination Date to December 31, 2006. The maturity date of the Revolving
Note is extended to December 31, 2006.

         2. Commitment Fees. The third sentence of Section 2.4 of the Agreement
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is amended to read as follows: The applicable percentage shall be 0.125% per annum.

         3. Letters of Credit. Section 2.5 of the Agreement is amended to
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provide that all Letters of Credit shall expire no later than January 1, 2007.

         4. Letter of Credit Fees. The second sentence of Section 2.6 of the
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Agreement is amended to read as follows: The applicable percentage shall be
0.475% per annum.

         5. Net Worth. Section 5.2 of the Agreement is amended to read as
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follows:

            5.2 Net Worth. Maintain on a consolidated basis Net Worth,
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         measured as of each fiscal quarter end, of not less than the greater of
         (a) $250,000,000 or (b) 65% of the prior year audited Net Worth. "Net Worth" shall be defined in accordance with GAAP.

         6. Intercompany Loans. Section 6.8 of the Agreement is amended to read
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as follows:

            6.8 Loans. Make any loans, advances or other extensions of
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         credit to any Person, including but without limitation any of the
         Borrower's executives, officers, directors or shareholders, or to any related or unrelated entity, except for (a) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business, (b) intercompany loans to Alexander & Baldwin, Inc., or its wholly owned subsidiaries, and (c) other loans not exceeding $10,000,000 in the aggregate outstanding at any one time.

         7. Permissible Investments. Section 6.9 of the Agreement is amended to
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read as follows:

            6.9 Permissible Investments. Make any investment outside the
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         ordinary course of Borrower's business, except investments authorized under Borrower's investment resolution June 24, 2004.

         8. Revolving Note.  Section 1.15 of Exhibit A of the Revolving Note is
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amended to read as follows:

            1.15  Offshore Rate Margin shall mean 0.475% per annum.
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         9. Representations and Warranties. When the Borrower signs this First
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Modification, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a Default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this First Modification as if made on the date of this First Modification, (c) this First Modification does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) this First Modification is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers.

         10. Conditions. This First Modification will be effective when the Bank
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receives the following items, in form and content acceptable to the Bank:

             (a) Evidence that the execution, delivery, and performance by the Borrower of this First Modification and any instrument or agreement required under this First Modification have been duly authorized.

             (b) Payment by the Borrower of a loan fee in the amount of $25,000 for the Line of Credit.

             (c) Payment by the Borrower of all costs, expenses, and attorneys' fees (including allocated costs for in-house legal services) incurred by the Bank in connection with this First Modification.

         11. Other Terms. Except as specifically amended by this First
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Modification or any prior amendment, all other terms, conditions, and definitions of the Agreement and the Revolving Note, and all other documents, instruments, or agreements entered into with regard to the Line of Credit, shall remain in full force and effect.

         12. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND
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AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES
WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

         13. ORAL AGREEMENTS. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY,
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EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT
ENFORCEABLE UNDER WASHINGTON LAW.

         DATED as of December 15, 2004.


Bank:                                       Borrower:

BANK OF AMERICA, N.A.                       Matson Navigation Company



By    /s/ Gordon H. Gray                    By   /s/ Matthew J. Cox
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Title   SVP                                 Title     SVP &  CFO
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                                            By   /s/ Timothy H. Reid
                                              ---------------------------------

                                            Title    Treasurer
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